UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2013 (June 19, 2013)

TYCO INTERNATIONAL LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Victor von Bruns-Strasse 21

CH-8212 Neuhausen am Rheinfall, Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On June 19, 2013, the Company issued a press release announcing that it had signed a definitive agreement to acquire Exacq Technologies, Inc. for $150 million in cash.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release regarding Exacq Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO INTERNATIONAL LTD.
(Registrant)

	By:	/s/ Andrea Goodrich
Andrea Goodrich
Vice-President and Corporate Secretary

Date: June 20, 2013